Exhibit 99.3.2

REINSTATEMENT OF AND FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS REINSTATEMENT OF AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of this 20th day of June, 2003 by and among TCC DULLES TECH ASSOCIATES, LLC, a Georgia limited liability company (“Dulles Tech”), and PGI WESTFIELDS ASSOCIATES, LLC, a Georgia limited liability company (“Westfields”; Dulles Tech and Westfields are sometimes collectively referred to herein as “Seller”), and COPT ACQUISITIONS, INC., a Delaware corporation (“Purchaser”).

RECITALS

A.                                   Seller and Purchaser are parties to a certain Purchase and Sale Agreement dated as of April 14, 2003 (as amended, the “Agreement”), providing for the purchase of certain real properties known as “One & Two Dulles Technology Center” located at 2191 and 2195 Fox Mill Road, Herndon, Fairfax County, Virginia, and “One, Two & Three Ridgeview at Westfields” located at 14900, 14840 and 14850 Conference Center Drive, Chantilly, Fairfax County, Virginia, as more particularly described in the Agreement, and other real and personal property described in the Agreement; and.

B.                                     Purchaser terminated the Agreement on June 5, 2003 pursuant to Section 3.2 of the Agreement.

C.                                     Seller and Purchaser now desire to mutually reinstate, amend and modify the Agreement as more particularly set forth in this Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Seller and Purchaser hereby agree to reinstate, amend and modify the Agreement as follows, with each reinstatement, amendment and modification to be effective as of the date above:

1.               Reinstatement. Except as expressly modified and amended by this Amendment, the Agreement is hereby reinstated, ratified and confirmed by Seller and Purchaser and shall remain in full force and effect and enforceable in accordance with its terms.

2.               Defined Terms. Capitalized terms which are not otherwise defined in this Amendment shall have the same meanings ascribed to such terms in the Agreement.

3.               Termination of the Inspection Period. Upon the effective date of this Amendment, the Inspection Period will be deemed terminated.

4.               Purchaser Approvals and Authorization. Purchaser shall obtain all necessary approvals and authorizations to proceed with the transaction contemplated herein prior to 5:00 PM EDT on Thursday, June 26, 2003 (the “Final Approval Date”).

5.               Amendment of Vista Lease Ecrow Agreement. The Vista Lease Escrow Agreement (Exhibit J to the Agreement) is hereby amended as follows:

a)                        the amount of the Escrow Funds will be increased from ONE MILLION DOLLARS ($1,000,000.00) to ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), and

b)                       the amount of the Full Monthly Escrow Release will be increased from $45,833.33 to $68,750.00.

6.               Purchaser’s Reinstatement Modification Option. Prior to 5:00 PM EDT on the first business day following Purchaser’s receipt of a copy or facsimile of the fully executed tenant estoppel from Vista Information Technologies, Inc. (“Vista”), Purchaser may, by delivering written notice to Seller, elect to:

a)                        reduce the Purchase Price to SEVENTY FOUR MILLION SEVEN HUNDRED THOUSAND DOLLARS ($74,700,000.00), and

b)                       eliminate in its entirety the Vista Lease Escrow Agreement.

If Purchaser fails to make such election in writing in a timely manner, Closing will proceed pursuant to the terms of the Agreement and this Amendment.

7.               Earnest Money. Section 1.7 of the Agreement is hereby amended so that Purchaser shall deliver to the Escrow Agent, on or before the Final Approval Date, the amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) (the “Earnest Money”). Purchaser shall deposit the Earnest Money in accordance with Section 1.7 of the Agreement.

8.               Agreement Termination Right. Notwithstanding any other provisions of the Agreement or this Amendment to the contrary, Purchaser may elect to terminate the Agreement by delivering to Seller written notice of such election at any time on or before the Final Approval Date. If Purchaser timely delivers such notice to Seller, this Agreement shall thereupon terminate, any Earnest Money previously deposited with the Escrow Agent shall be returned to Purchaser and thereafter neither Party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth in the Agreement expressly survives termination of the Agreement.

9.               Closing. Section 4.1 of the Agreement is hereby amended such that (i) Closing shall occur on or before Tuesday, July 29, 2003, and (ii) Purchaser shall have no right to extend the Closing beyond July 29, 2003 without Seller’s written consent, which consent may be withheld in Seller’s sole and absolute discretion.

10.         Substitution of Exhibits B and C. The Agreement is hereby amended by substituting Exhibit B-2 (attached to this Amendment) in place of Exhibit B, and Exhibit C-2 (attached to this Amendment) in place of Exhibit C.

11.         Other Matters. The Parties hereby acknowledge and/ or agree to the following:

a)                        Seller has recently agreed to amend the lease with Prime Pay Mid-Atlantic, Inc. for the purpose of waiving the tenant’s original obligation to provide landlord with a security deposit (which security deposit was never received). Purchaser acknowledges Seller’s agreement in this regard and agrees (i) to accept tenant’s lease without the requirement for tenant to provide landlord with a security deposit, and (ii) to cooperate in completing whatever documentation may be required to amend tenant’s lease in this regard.

b)                       Purchaser agrees to assume (rather than to require Seller to terminate, as stipulated in section 5.4(g) of the Agreement) the service agreements described on Exhibit C-2 with respect to “Eureka Broadband Corporation” and “Spectrasite Building Group, Inc.”

c)                        Purchaser acknowledges that the approval of the Westfield Business Owners Association with respect to the design and installation of certain rooftop antennas at Ridgeview has not yet been obtained and may not be obtained prior to the Closing. Seller agrees to use good faith efforts to obtain such approval prior to the Closing; however, Purchaser agrees that Seller’s receipt of such approval will not be a condition of Closing.

d)                       The Parties acknowledge that Seller is responsible for the cost of completing certain recommended remedial work at one of the Ridgeview buildings, which work is described in a report by Bass, Nixon and Kennedy, Inc. Consulting Engineers dated December 12, 2002 (a copy of which has previously been supplied by Seller to Purchaser). If such work has not been completed by Seller prior to Closing, the Parties agree that Purchaser will receive at Closing a credit for the estimated cost to complete such work in a mutually agreeable amount not to exceed $25,000.

12.         No Default. Seller and Purchaser acknowledge that all of the covenants and obligations to be performed under the Agreement by each of them through the date of this Amendment have been performed and that no party is in default under the Agreement, or, to the extent any party has violated or failed to perform any covenant or obligation under the Agreement through the date of this Amendment, each party affected thereby hereby waives all claims and rights with respect thereto. Seller and Purchaser stipulate and agree that, except as expressly modified and amended by this Amendment, the Agreement remains in full force and effect and is unmodified.

13.         Counterparts. This Amendment may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Amendment. To facilitate the execution and delivery of this Amendment, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date and year first above written.

SELLER:

TCC DULLES TECH ASSOCIATES, LLC, a Georgia limited liability company

By:	BROOKDALE INVESTORS TWO, L.P., a Delaware limited partnership, as Member

By:	Brookdale Partners II, LLC, a Georgia limited liability company, as general partner

	By:	/s/ C.L. Davidson, III
		Name:	C.L. Davidson, III
		Title:	Manager

PGI WESTFIELDS ASSOCIATES, LLC, a Georgia limited liability company

By:	BROOKDALE INVESTORS THREE, L.P., a Delaware limited partnership, its sole member

By:	Brookdale Partners III, LLC, a Georgia limited liability company, its sole general partner

	By:	/s/ C.L. Davidson, III
		Name:	C.L. Davidson, III
		Title:	Manager

PURCHASER:

COPT ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Roger A. Waesche, Jr.
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President